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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              ____________________


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)      April 1, 1998
                                                 ______________________________



                    EVENFLO & SPALDING HOLDINGS CORPORATION
________________________________________________________________________________
           (Exact Name of Registrant as Specified in Its Charter)



         DELAWARE                   333-14569                59-2439656
________________________________________________________________________________
(State or Other Jurisdiction of     Commission             (I.R.S. Employer
Incorporation or Organization)      File Number           Identification No.)



601 South Harbour Island Boulevard, Suite 200, Tampa, Florida       33602-3141
________________________________________________________________________________
         (Address of Principal Executive Offices)                   (Zip Code)

Registrant's Telephone Number, Including Area Code:   (813) 204-5200
                                                   ________________________




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Item 5.     Other Events.

Evenflo & Spalding Holdings Corporation announced on April 1, 1998, that it has reached an agreement with its bank syndicate to amend its senior credit agreement and to provide Spalding & Evenflo Companies, Inc., a subsidiary of the Company, with an additional $25 million senior secured credit facility through August 31, 1998.


Item 7.     Financial Statements and Exhibits

(c) Exhibits (numbered in accordance with Item 601 of Regulation S-K)

Exhibit     Description

10.1 Credit Agreement Amendment No. 2, dated March 31, 1998, to the Credit Agreement dated September 30, 1996, among Evenflo & Spalding Holdings Corporation, as the Borrower, the Lenders and Bank of America National Trust & Savings Association, as the administrative agent for the Lenders.

10.2 Security Agreement dated as of March 31, 1998, among Evenflo & Spalding Holdings Corporation, as the Borrower, Spalding & Evenflo Companies, Inc., Evenflo Company, Inc., Etonic Worldwide Corporation, Lisco, Inc., S&E Finance Co., Inc., Spalding Sports Centers, Inc., Etonic Lisco, Inc., Lisco Furniture, Inc., Lisco Feeding, Inc., and Lisco Sports, Inc. as Subsidiary Grantors, and Bank of America National Trust & Savings Association, as Administrative Agent for the Lenders.

10.3 Amended and Restated Pledge Agreement, dated as of March 31, 1998, to the Credit Agreement dated September 30, 1996, made by Evenflo & Spalding Holdings Corporation, as the Borrower, Spalding & Evenflo Companies, Inc., Evenflo Company, Inc., Etonic Worldwide Corporation, Lisco, Inc., S&E Finance Co., Inc., Spalding
             Sports Centers, Inc., Etonic Lisco, Inc., Lisco Furniture, Inc., Lisco Feeding, Inc., and Lisco Sports, Inc. as Subsidiary Pledgors, in favor of Bank of America National Trust & Savings Association, as Administrative Agent for the Lenders.

10.4 Supplement No. 1, dated March 31, 1998, to the Guaranty, dated as of September 30, 1996, made by Spalding Sports Centers, Inc. in favor of Bank of America National Trust & Savings Association, as Administrative Agent for the Lenders.





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10.5         $25,000,000 Liquidity Facility, dated as of March 30, 1998, among
             Evenflo & Spalding Holdings Corporation, as a Guarantor, Spalding & Evenflo Companies, Inc. as the Borrower, Bank of America National Trust & Savings Association, as Administrative Agent, Merrill Lynch Capital Corporation, as Documentation Agent, NationsBank N.A. as Syndication Agent, and Lenders.

10.6 Security Agreement, dated as of March 30, 1998, among Evenflo & Spalding Holdings Corporation, Spalding & Evenflo Companies, Inc., as the Borrower, Evenflo Company, Inc., Etonic Worldwide Corporation, Lisco, Inc., S&E Finance Co., Inc., Spalding Sports Centers, Inc., Etonic Lisco, Inc., Lisco Furniture, Inc., Lisco Feeding, Inc., and Lisco Sports, Inc. as Subsidiary Grantors, and Bank of America National Trust & Savings Association, as Administrative Agent for the Lenders to the Liquidity Facility dated as of March 30, 1998.

10.7 Pledge Agreement, dated as of March 30, 1998, among Evenflo & Spalding Holdings Corporation, Spalding & Evenflo Companies, Inc., as the Borrower, Evenflo Company, Inc., Etonic Worldwide Corporation, Lisco, Inc., S&E Finance Co., Inc., Spalding Sports Centers, Inc., Etonic Lisco, Inc., Lisco Furniture, Inc., Lisco Feeding, Inc., and Lisco Sports, Inc. as Subsidiary Grantors, and Bank of America National Trust & Savings Association, as Administrative Agent for the Lenders to the Liquidity Facility dated as of March 30, 1998.

10.8 Guaranty, dated as of March 30, 1998, among Evenflo & Spalding Holdings Corporation, Spalding & Evenflo Companies, Inc., as the Borrower, Evenflo Company, Inc., Etonic Worldwide Corporation, Lisco, Inc., S&E Finance Co., Inc., Spalding Sports Centers, Inc., Etonic Lisco, Inc., Lisco Furniture, Inc., Lisco Feeding, Inc., and Lisco Sports, Inc. as Subsidiary Grantors, and Bank of America National Trust & Savings Association, as Administrative Agent for the Lenders to the Liquidity Facility dated as of March 30, 1998.

99.1         News release dated April 1, 1998.





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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Evenflo & Spalding Holdings Corporation
                                                  (Registrant)



Date:    April 13, 1998                 By:   /s/ W. Michael Kipphut
                                              --------------------------------
                                              W. Michael Kipphut
                                              Vice President and Treasurer
                                              (a Principal Financial Officer
                                              and authorized signatory)





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